SAFE Agreements	12 Months Ended
Dec. 31, 2022
Simple Agreements For Future Equity Disclosure [Abstract]
SAFE Agreements
9.	SAFE Agreements
Beginning in 2020, the Company issued Simple Agreements for Future Equity (“SAFEs”) to fund its operations. The SAFEs included a provisio
n
allowing for cash redemption upon the occurrence of a change of control, the occurrence of which is outside the control of the Company. Therefore, the SAFEs were classified as marked-to-market
liabilities, pursuant to ASC 480, in other long-term liabilities.
The fair value of the Company’s SAFE agreements was based on significant inputs not observable in the market which caused the instruments to be classified as Level 3 measurement within the fair value hierarchy. During the year ended December 31, 2021, the SAFEs were marked to fair value resulting in a change in fair value reported as a loss of $10.4 million. On October 28, 2021, in connection with the Business
Combination
all SAFEs were converted to common stock.